Interim Financial Information	12 Months Ended
Dec. 31, 2011
Interim Financial Information [Abstract]
Interim Financial Information

Note 20. Interim Financial Information (Unaudited)

     The following is a summary of the Company's selected quarterly financial data for the years ended December 31, 2011 and 2010:

	For the three months ended,
2011:	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	2011

Revenues, net	$272,903	$291,965	$283,914	$338,959	$1,187,741
Operating expenses	(202,224)	(209,691)	(189,470)	(259,840)	(861,225)
Operating income	$70,679	$82,274	$94,444	$79,119	$326,516
Income from continuing operations	$29,722	$27,058	$40,317	$29,265	$126,362
Income (loss) from discontinued operations, net of income taxes	96	97	(314)	213	92
Net income	$29,818	$27,155	$40,003	$29,478	$126,454

Basic net income per share (a):
Income from continuing operations	$0.43	$0.39	$0.58	$0.42	$1.82
Loss from discontinued operations	$-	$-	$-	$-	$-
Net income	$0.43	$0.39	$0.58	$0.42	$1.83

Diluted net income per share (a):
Income from continuing operations	$0.43	$0.39	$0.56	$0.40	$1.79
Loss from discontinued operations	$-	$-	$-	$-	$-
Net income	$0.43	$0.39	$0.55	$0.41	$1.79

	For the three months ended,
2010:	March 31, 2010	June 30, 2010	September 30, 2010	December31, 2010	2010

Revenues, net	$248,372	$260,013	$271,433	$298,482	$1,078,300
Operating expenses	(187,347)	(188,375)	(194,501)	(228,241)	(798,464)
Operating income	$61,025	$71,638	$76,932	$70,241	$279,836
Income from continuing operations	$24,029	$30,512	$33,741	$29,907	$118,189
Loss from discontinued operations, net of
income taxes	(10,596)	(8,411)	(8,482)	(10,601)	(38,090)
Net income	$13,433	$22,101	$25,259	$19,306	$80,099

Basic net income (loss) per share (a):
Income from continuing operations	$0.35	$0.44	$0.49	$0.43	$1.71
Loss from discontinued operations	$(0.15)	$(0.12)	$(0.12)	$(0.15)	$(0.55)
Net income	$0.19	$0.32	$0.37	$0.28	$1.16

(a) Common shares assumed to be outstanding for both basic and diluted earnings per share during the three months ended March 31, 2011 and June 30, 2011 and for each three month period and year ended in 2010 totaled 69,161,000, representing the number of shares of Company common stock issued to Cablevision shareholders on the Distribution date, and excludes unvested outstanding restricted shares, based on a distribution ratio of one share of AMC Networks common stock for every four shares of Cablevision common stock outstanding.

As set forth in the table above, there have been changes in the level of the Company's revenues, net from quarter to quarter and/or changes from year to year due primarily to increased advertising revenue and, to a lesser extent, affiliation fee and other revenue items. In addition, the Company's operating expenses have also changed from quarter to quarter and/or year over year due primarily to the timing of the exhibition, promotion and marketing of program rights and/or program rights write-downs based on management's assessment of programming usefulness. In addition to the changes in operating income, non-operating income and expense items such as interest expense, net, write-off of deferred financing costs, loss on extinguishment of debt and income tax expense also impact quarter over quarter and year over year net income.